Exhibit B

                             SUBSCRIPTION AGREEMENT


                                            DATED FOR REFERENCE:  June 29, 2005

TO:       ENTREE GOLD INC.

FROM:     KENNECOTT CANADA EXPLORATION INC.

RE:       SUBSCRIPTION AND PURCHASE OF 5,665,730 UNITS OF ENTREE GOLD INC.

The undersigned (the "Purchaser") hereby subscribes for and agrees to purchase from Entree Gold Inc. (the "Company"), subject to the terms and conditions set forth in this subscription agreement (the "Subscription Agreement"), the number of units (individually a "Security" and collectively the "Securities") of the Company, each Security comprised of a common share and two non-transferable (except as permitted) common share purchase warrants (one share purchase warrant A and one share purchase warrant B), set forth in paragraph E below for an aggregate subscription price set forth in paragraph G below, representing a subscription price of CDN$2.20 per Security.


A. NAME AND ADDRESS OF PURCHASER: The name and address of the Purchaser is as follows:

   Name:      Kennecott Canada Exploration Inc.
              ---------------------------------

   Address:   200 Granville Street, Suite 354
              ---------------------------------

              Vancouver, British Columbia
              ---------------------------------

              V6C 1S4
              ---------------------------------

B. NAME AND ADDRESS OF BENEFICIAL PURCHASER: The name(s) and address(es) of any beneficial purchaser(s) for whom the Purchaser is purchasing as agent or trustee are set forth below (or, if additional space is needed, are set forth in an attachment hereto):

   Name:      ---------------------------------

   Address:   ---------------------------------

              ---------------------------------

              ---------------------------------

C. REGISTRATION INSTRUCTIONS: The name(s) and address(es) of the person(s) in whose name(s) the Purchaser's Securities are to be registered, if other than as set forth in paragraph A above, are as follows (or, if additional space is needed, are set forth in an attachment hereto):

   Name:      ---------------------------------

   Address:   ---------------------------------

              ---------------------------------

              ---------------------------------

D. DELIVERY INSTRUCTIONS: The name and address of the person to whom the certificates representing the Purchaser's Securities are to be delivered, if other than as set forth in paragraph A above, is as follows:

   Name:      ---------------------------------

   Address:   ---------------------------------

              ---------------------------------

              ---------------------------------

E. NUMBER AND DESCRIPTION OF SECURITIES: The total number of Securities subscribed for under this Subscription Agreement is:

               5,665,730 Securities. Each Security consists of one common share in the capital of the Company and two non-transferable (except as permitted) common share purchase warrants (one share purchase warrant A and one share purchase warrant B). Two share purchase warrants A will entitle the warrant holder to purchase one common share of the Company at a price of CDN$2.75 for a period of two years following the closing of the private placement, and two share purchase warrants B will entitle the warrant holder to purchase one common share of the Company at a price of CDN$3.00 for a period of two years following the closing of the private placement.

F. PRICE PER SECURITY: CDN$2.20.

G. AMOUNT OF SUBSCRIPTION FUNDS: The total subscription amount (the "Purchaser's Subscription Funds") for the Securities subscribed for under this Subscription Agreement is:

               CDN$12,464,606
               --------------
               (# of Securities x CDN$2.20)

H. CORPORATE PLACEE REGISTRATION FORM: The Purchaser must have a current Corporate Placee Registration Form on file with TSX Venture Exchange. Please check one of the following boxes:

               The Purchaser has completed and signed the Corporate Placee Registration Form attached as Schedule "B" to this Subscription
               Agreement.....................................................|X|

               The Purchaser has filed a Corporate Placee Registration Form with TSX Venture Exchange and it is still current
               ..............................................................|_|

I. OWNERSHIP INTEREST: The number of securities in the Company (not including this subscription) held by the Purchaser either directly or indirectly is as follows:

                Number:            Nil
                                   --------------------------
                Type of Security:
                                   --------------------------

J. TELEPHONE NUMBER OF PURCHASER: +44 (0) 117 927 6408
                                  ---------------------------

K. E-MAIL ADDRESS OF PURCHASER: Tim.Moody@riotinto.com
                                -----------------------------

BY EXECUTING THIS SUBSCRIPTION AGREEMENT, THE PURCHASER CERTIFIES THAT THE PURCHASER IS RESIDENT IN THE JURISDICTION SHOWN IN PARAGRAPH A ABOVE AND, IF THE PURCHASER IS ACTING AS TRUSTEE OR AGENT FOR A BENEFICIAL PURCHASER OF THE SECURITIES, THE BENEFICIAL PURCHASER IS RESIDENT IN THE JURISDICTION SHOWN IN PARAGRAPH B ABOVE.

IN WITNESS WHEREOF the Purchaser has duly executed this Subscription Agreement as of the date first written above.


                                            Kennecott Canada Exploration Inc.
                                            -----------------------------------
                                            Name of the Purchaser

                                            By:

                                            -----------------------------------
                                            Signature of Purchaser

                                            Authorized Representative
                                            -----------------------------------
                                            Title (if applicable)


                                   ACCEPTANCE

The above mentioned Subscription Agreement is hereby accepted by and agreed to by the Company this 29th day of June 2005.

                                            ENTREE GOLD INC.

                                            By:

                                            -----------------------------------
                                            Authorized Signatory

NOTE: THE INFORMATION COLLECTED HEREIN WILL BE USED BY THE COMPANY IN DETERMINING WHETHER THE PURCHASER MEETS THE REQUIREMENTS FOR THE APPLICABLE PROSPECTUS EXEMPTIONS, FOR MAKING CERTAIN FILINGS WITH THE APPLICABLE REGULATORY AUTHORITIES AND FOR MEETING ITS REQUIREMENTS UNDER SECURITIES LEGISLATION WITH RESPECT TO THE MAILING OF CONTINUOUS DISCLOSURE MATERIALS OF THE COMPANY TO THE PURCHASER. BY SIGNING THIS SUBSCRIPTION AGREEMENT, THE PURCHASER AND ANY DISCLOSED PRINCIPAL FOR WHOM THE PURCHASER IS ACTING HEREBY CONSENTS TO THE COLLECTION AND USE OF ALL OF THE PURCHASER'S OR THE DISCLOSED PRINCIPAL'S PERSONAL INFORMATION CONTAINED HEREIN BY THE COMPANY FOR THE ABOVE REFERENCED PURPOSES.

                    TERMS AND CONDITIONS FOR SUBSCRIPTION OF
               SECURITIES OF ENTREE GOLD INC. DATED JUNE 29, 2005
               --------------------------------------------------

1.   DEFINITIONS

1.1 In this Subscription Agreement, including any schedules forming a part of this Subscription Agreement:

     (a) "Accredited Investor" has the same meaning given to that term in Multilateral Instrument 45-103;

     (b) "Affiliate" means any person, partnership, limited liability company, joint venture corporation, or other form of enterprise which Controls, is Controlled by, or is under common Control with the Purchaser;

     (c) "Applicable Securities Laws" means, in respect of the offer and sale of Securities, the securities legislation having application and the rules, policies, notices and orders issued by Regulatory Authorities having application;

     (d) "B.C. Act" means the Securities Act (British Columbia), R.S.B.C. 1996, c.418, as amended;

     (e)  "Closing Date" has the meaning given to that term in section 9.1;

     (f)  "Closing" has the meaning given to that term in section 9.1;

     (g) "Common Share" means a common share of the Company and "Common Shares" means more than one Common Share;

     (h) "Control" used as a verb means, when used with respect to an entity, the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity through the legal or beneficial ownership of voting securities or membership interests, the right to appoint managers, directors or corporate officers, rights arising under operating agreements or other contracts, a voting trust or otherwise; and, when used with respect to a person, means the actual or legal ability to control the actions of another, through family relationship, agency, contract or otherwise; and "Control" used as a noun means an interest which gives the holder the ability to exercise any of the foregoing powers;

     (i) "Distribution" has the meaning given to that term under Applicable Securities Laws;

     (j)  "Equity  Participation   Agreement"  means  the  Equity  Participation
          Agreement dated June 17, 2005 between the Company and the Purchaser;

     (k)  "Exchange"  means the TSX Venture  Exchange;

     (l)  "Exchange Policies" means the policies of the Exchange;

     (m) "Exemptions" means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

     (n) "fully managed" in relation to an account, means that the Purchaser makes the investment decision for the account and has the full discretion to purchase or sell for the account without requiring the client's express consent to the transaction;

     (o) "Material Fact" has the meaning given to that term under Applicable Securities Laws;

     (p) "Multilateral Instrument 45-102" means Multilateral Instrument 45-102 Resale of Securities of the Canadian Securities Administrators;

     (q) "Multilateral Instrument 45-103" means Multilateral Instrument 45-103 Capital Raising Exemptions which has been adopted in British Columbia;

     (r) "Private Placement" means the offering and sale of the Securities pursuant to the terms and conditions of this Subscription Agreement;

     (s) "Purchaser's Securities" means the number of Securities subscribed for by the Purchaser under this Subscription Agreement as specified in paragraph E of this Subscription Agreement;

     (t) "Purchaser's Subscription Funds" means the aggregate subscription price for the Purchaser's Securities as specified and defined in paragraph G of this Subscription Agreement;

     (u)  "Regulation S" means Regulation S under the U.S. Securities Act;

     (v) "Regulatory Authorities" means the securities regulatory authorities in British Columbia;

     (w) "Security" means one unit of the Company offered under the Private Placement, each Security consisting of one Common Share, one Warrant A, and one Warrant B, and "Securities" means more than one Security;

     (x) "Subscription Agreement" means this subscription agreement to be entered into between the Purchaser and the Company in respect of the purchase and sale of the Purchaser's Securities and includes all schedules attached to this subscription agreement, in each case as they may be amended or supplemented from time to time;

     (y)  "Time of Closing" has the meaning given to that term in section 9.1;

     (z) "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia;

     (aa) "U.S. Person" means a U.S. person as such term is defined in Regulation S, which definition includes an individual resident in the United States, a partnership or corporation organized or incorporated under the law of the United States, and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person;

     (bb) "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States;

     (cc) "Warrant" means a Warrant A or a Warrant B and "Warrants" means more than one Warrant A and/or Warrant B";

     (dd) "Warrant A" means a whole non-transferable (except to Affiliates of the Purchaser) common share purchase warrant A, which forms part of a Security, in the form and having the terms attached as Schedule "C" to this Subscription Agreement and "Warrants A" means more than one Warrant A;

     (ee) "Warrant B" means a whole non-transferable (except to Affiliates of the Purchaser) common share purchase warrant B, which forms part of a Security, in the form and having the terms attached as Schedule "D" to this Subscription Agreement and "Warrants B" means more than one Warrant B; and

     (ff) "Warrant Share" means a Common Share of the Company to be issued upon the exercise of two Warrants A or two Warrants B and "Warrant Shares" means more than one Warrant Share.

2.   SUBSCRIPTION PROCEDURE

2.1  On or before the Time of Closing the Purchaser will deliver to the Company:

     (a) the Purchaser's Subscription Funds, in CANADIAN CURRENCY, by certified cheque or bank draft payable to the Company's solicitors, MacNeill Law, in Trust, or by wire to MacNeill Law's trust account at:

          Bank of Montreal (Transit #00040)
          595 Burrard Street
          Vancouver, British Columbia
          Canada V7X 1L7
          Account No. 0004 1621-823
          (Under "Reference", please indicate "Entree Gold Inc.")

     (b)  a  completed  and  originally   executed  copy  of  this  Subscription
          Agreement;

     (c) a completed and originally executed copy of the Accredited Investor Certificate in the form attached as Schedule "A" to this Subscription Agreement; and

     (d) a completed and originally executed copy of the Corporate Placee Registration Form 4C (the "Form") attached as Schedule "B" to this Subscription Agreement, unless the Form has recently been filed with the Exchange and the Exchange has been advised of any changes in the information provided in the Form, prior to the Purchaser participating in the Private Placement.

2.2 The Company will issue and sell the Purchaser's Securities to the Purchaser and cause to be issued and delivered, at the Time of Closing, a definitive certificate representing the Purchaser's Common Shares, a definitive certificate representing the Purchaser's Warrants A in the form attached as Schedule "C" to this Subscription Agreement and a definitive certificate representing the Purchaser's Warrants B in the form attached as Schedule "D" to this Subscription Agreement, each registered in the name of the Purchaser (or in the other name or names as requested by the Purchaser).

3.   TERMS OF PRIVATE PLACEMENT

3.1 The Company covenants that it will use its reasonable best efforts to satisfy as expeditiously as possible each of the conditions of the Exchange required to be satisfied prior to the Exchange's final acceptance of the Private Placement.

3.2 Each Security will consist of one common share in the capital of the Company, one Warrant A, and one Warrant B. Two Warrants A will entitle the warrant holder to purchase one common share of the Company at a price of CDN$2.75 for a period of two years following the closing of the private placement, and two Warrants B will entitle the warrant holder to purchase one common share of the Company at a price of CDN$3.00 for a period of two years following the closing of the private placement. The Warrants may not be exercised in the United States or by or on behalf of a U.S. Person, without registration under the U.S. Securities Act and applicable state securities laws, unless an exemption from registration is available and the holder has provided the Company with an opinion of legal counsel satisfactory to the Company stating that an exemption from registration is available.

4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

4.1 By executing this Subscription Agreement, the Purchaser represents, warrants and covenants to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

     (a) the Purchaser is resident in the jurisdiction specified in paragraph A of this Subscription Agreement;

     (b) the Purchaser is purchasing the Purchaser's Securities as principal for its own account and not for the benefit of any other person;

     (c) the Purchaser is not a U.S. Person, is not purchasing the Securities for the account of a U.S. Person or for resale in the United States and did not receive the offer to purchase the Securities or execute this Subscription Agreement in the United States;

     (d)  the  Purchaser   understands  and   acknowledges   that  none  of  the
          Securities, Common Shares, Warrants or Warrant Shares have been or will be registered under the U.S. Securities Act or the securities laws of any state of the United States, that such securities may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and that the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of such securities;

     (e) with the exception of the Equity Participation Agreement in which the Purchaser agreed to make an equity investment in the Company, the Purchaser's Securities are not being purchased by the Purchaser as a result of any material information concerning the Company that has not been publicly disclosed and the Purchaser's decision to tender this offer and purchase the Purchaser's Securities has not been made as a result of any verbal or written representation as to fact or otherwise (including that any person will resell or repurchase or refund the purchase price of the Purchaser's Securities other than in accordance with their terms) or as to the future price or value of the Securities, Common Shares, Warrants or Warrant Shares or made by or on behalf of the Company or any other person and is based entirely upon currently available public information concerning the Company;

     (f) the Purchaser acknowledges that because this subscription is being made pursuant to the Exemptions:

          (i) the Purchaser is restricted from using certain of the civil remedies available under the Applicable Securities Laws if the Exemptions were not being used;

          (ii) the Purchaser may not receive information that might otherwise be required to be provided to the Purchaser under the Applicable Securities Laws if the Exemptions were not being used; and

          (iii)the Company is relieved from certain obligations that would otherwise apply under the Applicable Securities Laws if the Exemptions were not being used;

     (g)  the Purchaser further acknowledges:

          (i) that no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

          (ii) there  is  no   government  or  other   insurance   covering  the
               Securities;

          (iii)there are risks  associated  with the purchase of the Securities;
               and

          (iv) there are restrictions on the Purchaser's ability to resell the Securities and it is the Purchaser's responsibility to determine what those restrictions are and to comply with them before selling the Securities;

     (h) the offering and sale of the Purchaser's Securities to the Purchaser was not made through an advertisement of the Securities in printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display, or any other form of advertisement;

     (i) the Purchaser has not received or been provided with, nor has it requested, nor does it have any need to receive an offering memorandum or similar document in connection with the sale of the Securities;

     (j) the Purchaser is a valid and subsisting corporation under the laws of Canada, has the necessary corporate capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof;

     (k) upon the execution and delivery of this Subscription Agreement, this Subscription Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result in, a breach or violation of any law applicable to the Purchaser, any constating documents of the Purchaser or any agreement to which the Purchaser is a party or by which the Purchaser is bound; and

     (l) the Purchaser is resident in British Columbia, the Purchaser is an Accredited Investor and the Accredited Investor Certificate completed and signed by the Purchaser and attached as Schedule "A" to this Subscription Agreement is true and correct.

4.2 The foregoing representations and warranties are made by the Purchaser with the intent that they may be relied upon in determining the Purchaser's eligibility to acquire the Securities under Applicable Securities Laws. Unless the Purchaser otherwise has advised the Company in writing, the representations and warranties of the Purchaser contained in this Subscription Agreement will be true at the Time of Closing as though they were made at the Time of Closing and will survive the completion of the transactions contemplated under this Subscription Agreement for a period of two years from the Closing Date.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

5.1 The Company represents and warrants to the Purchaser, and acknowledges that the Purchaser and its counsel are relying thereon, that:

     (a) the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the Province of British Columbia;

     (b) the Company is a reporting issuer in British Columbia and Alberta and the Company is not in material default of any of the requirements of the Applicable Securities Laws of those jurisdictions or, to the best of its knowledge, any other jurisdiction;

     (c) upon receipt of payment therefor and upon their issuance, the Common Shares forming part of the Securities will be validly issued and outstanding fully paid and non-assessable Common Shares of the Company registered as directed by the Purchaser, free and clear of all trade restrictions (except as may be imposed by operation of the Applicable Securities Laws) and, except as may be created by the Purchaser, free and clear of all liens, charges or encumbrances of any kind whatsoever;

     (d) upon their issuance, the Warrants will be validly created, issued and outstanding, registered as directed by the Purchaser and, upon receipt of payment therefor and upon their issuance, the Warrant Shares issued on the exercise of the Warrants will be validly issued and outstanding fully paid and non-assessable Common Shares of the Company, registered as directed by the holder thereof, and the Warrants and Warrant Shares will be free and clear of all trade restrictions (except as may be imposed by operation of the Applicable Securities Laws) and, except as may be created by the Purchaser, free and clear of all liens, charges or encumbrances of any kind whatsoever;

     (e) the Company and each of its subsidiaries holds all licences and permits that are required for carrying on its business in the manner in which such business has been carried on and the Company and each of its subsidiaries has the corporate power and capacity to own the assets owned by it and to carry on the business carried on by it and it is duly qualified to carry on business in all jurisdictions in which it carries on business;

     (f) all prospectuses, offering memoranda, filing statements, information circulars, material change reports, shareholder communications, press releases and other disclosure documents of the Company including, but not limited to, financial statements, contain no untrue statement of a Material Fact as at the date thereof nor do they omit to state a Material Fact which, at the date thereof, was required to have been stated or was necessary to prevent a statement that was made from being false or misleading in the circumstances in which it was made;

     (g) to the best of its knowledge, and except as publicly disclosed, there are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, against or affecting the Company, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and, to the best of the Company's knowledge, there is no basis therefor;

     (h) the Company has good and sufficient right and authority to enter into this Subscription Agreement and complete its transactions contemplated under this Subscription Agreement on the terms and conditions set forth herein;

     (i) to the best of its knowledge, the execution and delivery of this Subscription Agreement, the performance of its obligations under this Subscription Agreement and the completion of its transactions contemplated under this Subscription Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Company or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which the Company is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which it is bound; and

     (j) upon the execution and delivery of this Subscription Agreement, this Subscription Agreement will constitute a legal, valid and binding contract of the Company enforceable against the Company in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result in, a breach or violation of any law applicable to the Company, any constating documents of the Company or any agreement to which the Company is a party or by which the Company is bound.

5.2 Unless the Company otherwise has advised the Purchaser in writing, the representations and warranties of the Company contained in this Subscription Agreement will be true at the Time of Closing as though they were made at the Time of Closing and will survive the completion of the transactions contemplated under this Subscription Agreement for a period of two years from the Closing Date.

6.   COVENANTS OF THE COMPANY

6.1  The Company will:

     (a) offer, sell, issue and deliver the Purchaser's Securities pursuant to the Exemptions or qualification requirements of Applicable Securities Laws of British Columbia and otherwise fulfill all legal requirements required to be fulfilled by the Company (including without limitation, compliance with all Applicable Securities Laws) in connection with the Private Placement;

     (b) use its reasonable best efforts to maintain its status as a "reporting issuer" not in default in British Columbia and Alberta for a period of two years from the Closing Date;

     (c) use its reasonable best efforts to maintain its listing of its Common Shares on the Exchange or the Toronto Stock Exchange for a period of two years from the Closing Date;

     (d) within the required time, file with the applicable Regulatory Authorities and the Exchange any documents, reports and information, in the required form, required to be filed by Applicable Securities Laws in connection with the Private Placement, together with any applicable filing fees and other materials;

     (e) from and including the date of this Subscription Agreement through to and including the Time of Closing, do all such acts and things necessary to ensure that all of the representations and warranties of the Company contained in this Subscription Agreement or any certificates or documents delivered by it pursuant thereto remain true and correct in all material respects; and

     (f) from and including the date of this Subscription Agreement through to and including the Time of Closing, not do any such act or thing or permit any act or thing to be done that would render any representation or warranty of the Company contained in this Subscription Agreement or any certificates or documents delivered by it pursuant thereto materially untrue or materially incorrect.

7.   RESALE RESTRICTIONS

7.1 The Purchaser understands and acknowledges that the Common Shares, Warrants and Warrant Shares will be subject to a hold period of four months under Applicable Securities Laws and that certificates representing the Common Shares, Warrants and Warrant Shares will bear certain legends to that effect.

7.2 The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and the Company is in no way responsible) for complying with such restrictions.

7.3 If the Purchaser is a control person of the Company, the Purchaser acknowledges that the Purchaser may be required to file a Form 45-102F1 within the time required by Multilateral Instrument 45-102 in the case of a control distribution by the Purchaser. The Purchaser acknowledges and accepts sole responsibility for filing of the Form 45-102F1.

8.   INDEMNITY

8.1 The Purchaser agrees to indemnify and hold harmless the Company and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Purchaser contained herein or in the Equity Participation Agreement being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in the Equity Participation Agreement.

8.2 The Company agrees to indemnify and hold harmless the Purchaser and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Company contained herein or in the Equity Participation

Agreement being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in the Equity Participation Agreement.

9.   CLOSING

9.1 The Purchaser acknowledges and agrees that the closing (the "Closing") of the transactions contemplated hereby will take place on June 29, 2005 (the "Closing Date") at 10:00 a.m. (Vancouver time) (the "Time of Closing") at the offices of MacNeill Law, Suite 950, 1055 West Georgia Street, Vancouver, British Columbia, or at such other time and place as the parties to this Subscription Agreement may determine.

10.  GENERAL

10.1 For the purposes of this Subscription Agreement, time is of the essence.

10.2 This offer is made for valuable consideration and, subject to applicable laws, or unless the Company decides, for any reason, not to accept this offer, may not be withdrawn, cancelled, terminated or revoked by the Purchaser.

10.3 The Purchaser hereby consents to the filing of any documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with this Private Placement.

10.4 Neither this Subscription Agreement nor any provision hereof will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

10.5 Except for the Equity Participation Agreement and the definitive certificates representing the Warrants, this Subscription Agreement represents the entire agreement of the parties relating to the subject matter and there are no representations, warranties, covenants or agreements relating to the subject matter hereof except as stated or referred to herein or therein.

10.6 The parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

10.7 This Subscription Agreement will be subject to, governed by and construed in accordance with the laws of British Columbia.

10.8 This Subscription Agreement may not be assigned by any party hereto.

10.9 The Company will be entitled to rely on delivery of a facsimile or electronic copy of this Subscription Agreement, and acceptance by the Company of a facsimile or electronic copy of this Subscription Agreement will create a legal, valid and binding agreement between the Purchaser and the Company in accordance with its terms.

10.10 This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

                   SCHEDULE "A" TO THE SUBSCRIPTION AGREEMENT

                         ACCREDITED INVESTOR CERTIFICATE
                         -------------------------------

The Purchaser represents and warrants that the Purchaser and, if applicable, each person for whose account it is purchasing the Securities, satisfies one or more of the categories of Accredited Investor (as that term is defined in Multilateral Instrument 45-103) indicated below. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE PURCHASER, AND IF APPLICABLE, EACH PERSON FOR WHOSE ACCOUNT YOU ARE PURCHASING SECURITIES, SATISFY, BY PLACING AN "X" AGAINST THE APPROPRIATE CATEGORY BELOW.

______ (a) a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

______ (b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

______ (c) an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act;

______    (d) a subsidiary  of any person or company  referred to in  paragraphs
          (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

______ (e) a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

______    (f)  an  individual   registered  or  formerly  registered  under  the
          securities   legislation   of  a   jurisdiction   of   Canada,   as  a
          representative of a person or company referred to in paragraph (e);

______ (g) the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada;

______    (h) a municipality, public board or commission in Canada;

______ (i) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

______ (j) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

_____ (k) an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets(1) having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

______ (l) an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000, in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

______ (m) a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least CDN$5,000,000, and unless the person is an individual, that amount is shown on its most recently prepared financial statements;

______ (n) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

______ (o) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts;

______ (p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account;

______ (q) a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser;

______ (r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded;

______ (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function; or

___o__ (t) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

(1) "Financial assets" means cash and securities.

June 29, 2005
-------------------------------------------------
Date

-------------------------------------------------
Purchaser's Signature or Signature by Purchaser's duly authorized signatory

Kennecott Canada Exploration Inc.
--------------------------------------------------
(Print Name of Purchaser)

                   SCHEDULE "B" TO THE SUBSCRIPTION AGREEMENT

                                     FORM 4C

                       CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.


1.   Placee Information:

(a)  Name:
           ---------------------------------------------------------------------

(b)  Complete Address:
                       ---------------------------------------------------------

     ---------------------------------------------------------------------------

(c)  Jurisdiction of Incorporation or Creation:
                                                --------------------------------

2.

(d)  Is the Placee purchasing securities as a portfolio manager
     (Yes/No)?
               ----------

(b) Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)?
               ----------

3.   If the answer to 2(b) above was "Yes", the undersigned certifies that:

(e) It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

(f) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio
     manager"  business)  in                        [jurisdiction],  and  it  is
                             ----------------------
     permitted by law to carry on a portfolio manager business in that jurisdiction;

(g) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(h) the total asset value of the investment portfolios it manages on behalf of clients is not less than CDN$20,000,000; and

(i) it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing

4. If the answer to 2(a). above was "No", please provide the names and addresses of control persons of the Placee:



NAME              CITY              PROVINCE OR           COUNTRY
                                    STATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta).

ACKNOWLEDGMENT - PERSONAL INFORMATION

"Personal Information" means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

     (j) the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

     (k) the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or otherwise identified by the Exchange, from time to time.


Dated at                                on
         ------------------------------    -------------------------------------

                                        ----------------------------------------
                                        (Name of Purchaser - please print)

                                        ----------------------------------------
                                        (Authorized Signature)

                                        ----------------------------------------
                                        (Official Capacity - please print)

                                        ----------------------------------------
                                        (please print name of individual whose
                                        signature appears above)

                          THIS IS NOT A PUBLIC DOCUMENT

                   SCHEDULE "C" TO THE SUBSCRIPTION AGREEMENT

                                                            Certificate No. K-A1

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 30, 2005.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL OCTOBER 30, 2005.

                                                                      Void after
                                                                  June 29, 2007.

                                NON-TRANSFERABLE

                       COMMON SHARE PURCHASE WARRANTS "A"
                       ----------------------------------

                                ENTREE GOLD INC.
                                 (the "Company")

This certificate (the "Warrant Certificate") is to certify that, for value received, KENNECOTT CANADA EXPLORATION INC. (the "Warrant Holder") is the holder of 5,665,730 common share purchase warrants "A" (the "Warrants") of the Company. For each TWO (2) Warrants, the Warrant Holder has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, ONE (1) common share without par value (individually, a "Share" and collectively, the "Shares") in the capital of the Company. The Shares may be purchased hereunder at a price of $2.75 (Canadian) per Share unless otherwise adjusted pursuant to the terms hereof (the "Exercise Price"), at any time up to 5:00 p.m. local time in Vancouver, British Columbia on June 29, 2007. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the Exercise Price within the times set forth above by:

     (a) completing and executing the Subscription Form attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;

     (b) surrendering this Warrant Certificate, together with a completed Subscription Form, to Pacific Corporate Trust Company (the "Transfer Agent"), at 10th Floor, 625 Howe Street, Vancouver, British Columbia V6C 3B8; and

     (c) paying to the Transfer Agent, the appropriate Exercise Price, in Canadian funds, for the number of Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a Canadian Chartered Bank) payable to the Company in Vancouver, British Columbia.

Upon surrender and payment as hereinbefore provided, the Company will issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the Subscription Form, a certificate or certificates evidencing the number of Shares subscribed for. If the Warrant Holder exercises a number of Warrants which is less than the number of Warrants represented by this Warrant Certificate, the Company will forthwith cause to be delivered to the Warrant Holder a further warrant certificate in respect of the balance of the Warrants represented by this Warrant Certificate not then being exercised.

Schedule "A" forms part of this Warrant Certificate and, without limitation, the Warrant Holder shall be entitled to the additional rights contained in Schedule "A".

In the event of the consolidation, amalgamation, arrangement, merger or transfer of all or substantially all of the undertaking or assets of the Company to another corporation (the "successor corporation"), the successor corporation shall be bound by all the provisions hereof including the due and punctual performance of all covenants of the Company and contemporaneously upon the occurrence of such event, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Company) shall expressly assume, by a written instrument satisfactory in form to the Warrant Holder and executed and delivered to the Warrant Holder, acting reasonably, the due and punctual performance and observance of each and every covenant and condition of this Warrant Certificate to be performed and observed by the Company.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a shareholder of the Company.

The Company covenants to and agrees with the Warrant Holder that all Shares which may be issued upon the exercise of the Warrants will, upon issuance, be fully-paid and non-assessable.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in Vancouver, British Columbia on June 29, 2007 and from and after such time, the Warrants, this Warrant Certificate and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate may not be transferred, other than to an Affiliate of the Warrant Holder (as such term is defined in the Equity Participation Agreement dated June 17, 2005 between the Company and the Warrant Holder) in whole or in part, without the consent of the Company. No transfer of the Warrants to an Affiliate will be effective unless this Warrant Certificate, accompanied by a duly executed Transfer Form, together with such evidence of the genuineness of each endorsement, execution and authorization and of other matters as may reasonably be required by the Company, are delivered to the Company. The Company will forthwith cause to be delivered to the transferee a new warrant certificate in such transferee's name in respect of the Warrants so transferred. No transfer of the Warrants will be made if in the opinion of counsel to the Company addressed and delivered to the Company and the Warrant Holder such transfer would result in the violation of any applicable securities laws. If the Warrant Holder transfers a number of Warrants which is less than the number of Warrants represented by this Warrant Certificate, the Company will forthwith cause to be delivered to the Warrant Holder a further warrant certificate in respect of the balance of the Warrants represented by this Warrant Certificate not then being transferred.

Any Shares issued pursuant to the exercise of the Warrants prior to October 30, 2005 will bear the following legends:

     "Unless permitted under securities legislation, the holder of the securities shall not trade the securities before October 30, 2005."

     AND

     "Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until October 30, 2005."

The Warrants represented by this Warrant Certificate may not be exercised in the United States or by or on behalf of a U.S. Person or person in the United States unless the Warrant Holder has delivered to the

Company a written opinion of counsel reasonably satisfactory to the Company to the effect that the exercise of the Warrants by the Warrant Holder is not subject to registration under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States. Any Shares that are issued, pursuant to written opinion of counsel, upon exercise of the Warrants in the United States or by or on behalf of a U.S. person or person in the United States will bear a restrictive United States legend in a form satisfactory to the Company and the Transfer Agent. The terms "United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

Time will be of the essence hereof. This Warrant Certificate will be subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed as of the 29th day of June 2005.

ENTREE GOLD INC.

Per:


------------------------------------------
Authorized Signatory

                               SUBSCRIPTION FORM

To:        Entree Gold Inc. (the "Company")
And to:    the directors thereof
And to:    Pacific Corporate Trust Company

Pursuant to the common share purchase warrants "A" (the "Warrants") issued the 29th day of June 2005, the undersigned (the "Subscriber") hereby subscribes for and agrees to take up _________________________ common shares without par value (the "Shares") in the capital of the Company, at a price of $2.75 (Canadian) per Share for the aggregate sum of $_____________ (the "Subscription Funds"), and encloses herewith a certified cheque or bank draft payable to the Company in full payment of the Shares. The Subscriber represents and warrants that it is not a U.S. person, did not receive the offer to purchase the Shares in the United States, did not execute this Subscription Form in the United States and is not purchasing the Shares for the account or benefit of a U.S. Person or person in the United States. "United States" and "U.S. Person" are as defined in Regulation S under the United States Securities Act of 1933, as amended.

The undersigned hereby requests that:

     (a)  the Shares be allotted to the undersigned;

     (b) the name and address of the undersigned as shown below be entered in the central securities register of the Company;

     (c)  the   Shares  be  issued  to  the   undersigned   as  fully  paid  and
          non-assessable common shares of the Company; and

     (d) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this ________ day of __________, 200__.

DIRECTION AS TO REGISTRATION:

(NAME AND ADDRESS EXACTLY AS YOU WISH THEM TO APPEAR ON YOUR SHARE CERTIFICATE AND IN THE CENTRAL SECURITIES REGISTER.)

Full Name:
               -----------------------------------------------------------------

Full Address:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Signature:
               -----------------------------------------------------------------

Title of Signatory:
                    ------------------------------------------------------------

                                  TRANSFER FORM

TO:  ENTREE GOLD INC.
     Suite 1201 - 1166 Alberni Street, Vancouver, British Columbia, V6E 323

                           CERTIFICATE OF TRANSFEROR

The undersigned holder of the attached Warrant Certificate hereby sells, assigns and transfers to ____________________________ [NAME OF TRANSFEREE],
________________ [NUMBER OF WARRANTS] Warrants of Entree Gold Inc. (the "Company") registered in the name of the undersigned on the records of the Company represented by the attached Warrant Certificate and irrevocably appoints _________________________, the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

DATED this _________ day of _______________, 200__


----------------------------------          ------------------------------------
SIGNATURE GUARANTEED                        SIGNATURE OF TRANSFEROR

                           CERTIFICATE OF TRANSFEREE

The undersigned certifies as follows (check only one):

A [_] The undersigned is not in the United States, is not acquiring the Warrants for the account or benefit of a person in the United States or a U.S. Person, was not offered the Warrants in the United States and was not in the United States when it agreed to acquire the Warrants; or

B  [_]  Submits  herewith   evidence  that  the  transfer  of  Warrants  to  the
        undersigned does not require registration under the United States Securities Act of 1933, as amended, or any applicable securities laws, it being understood that such evidence must be satisfactory in form and substance to the Company.

DATED this _________ day of _______________, 200__


                                            ------------------------------------
                                            SIGNATURE OF TRANSFEREE

Instructions:

a. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

b.   Warrants shall only be  transferable in accordance with applicable laws and
     are  subject  to  the  terms  and  conditions   contained  in  the  Warrant
     Certificate to which this Transfer Form is scheduled.

c. The signature of the Transferor on this Transfer Form must be guaranteed by a Canadian chartered bank, Canadian trust company, or a member of a recognized Medallion Guarantee program. The guarantor, in the case of a bank or trust company, must affix a stamp bearing the actual words:
     "SIGNATURE GUARANTEED".

                                  SCHEDULE "A"

                             ADDITIONAL PROVISIONS
                             ---------------------

1.   DEFINITIONS

     In this Warrant Certificate:

     (a)  "Common Shares" means the common shares in the capital of the Company;

     (b) "Current Market Price" per Common Share at any date means the weighted average closing price of the Common Shares on the TSX Venture Exchange or, if the Common Shares in respect of which a determination of Current Market Price is being made are not then listed thereon, on such stock exchange on which the Common Shares are then listed which has the highest aggregate trading volume, for the ten (10) consecutive trading days prior to the applicable date and if the Common Shares have not traded during such period, then the Current Market Price will be as determined by the directors of the Company acting reasonably and in good faith;

     (c) "Expiry Time" means 5:00 p.m. local time in Vancouver, British Columbia on June 29, 2007.

2.   ADJUSTMENT OF EXERCISE RIGHTS

     (1) The Exercise Price will be subject to adjustment from time to time in the events and in the manner provided as follows. The adjustments to the Exercise Price will only have effect with respect to subscriptions where the Subscription Form, together with the aggregate Exercise Price, is delivered to the Company after the effective date or record date of such adjustments, as the case may be.

     (2) If and whenever, at any time after the date hereof and prior to the Expiry Time, the Company:

     (a) issues Common Shares (or securities convertible into or exchangeable for Common Shares) to holders of Common Shares as a stock dividend or other distribution (other than dividends paid in the ordinary course);

     (b) subdivides its outstanding Common Shares into a greater number of Common Shares; or

     (c) consolidates its outstanding Common Shares into a smaller number of Common Shares;

(any of such events in paragraphs (a), (b) and (c) being hereinafter referred to as a "Common Share Reorganization"), then the Exercise Price will be adjusted, effective immediately after the effective date or record date for the occurrence of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which will be the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which will be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities convertible into or exchangeable for Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been converted into or exchanged for Common Shares on such effective date or record date).

     (3) If and whenever, at any time after the date hereof and prior to the Expiry Time, the Company fixes a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than forty-five (45) days after the date of such issue (the "Rights Period"), to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per Common Share to the holder (or at a conversion or exchange price per Common Share during the Rights Period to the holder in the case of securities convertible into or exchangeable for Common Shares) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events hereinafter referred to as a "Rights Offering"), then the Exercise Price will be adjusted, effective immediately after the end of the Rights Period, to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

     (a)  the numerator of which will be the aggregate of:

          (i) the number of Common Shares outstanding as of the record date for the Rights Offering; and

          (ii) a number determined by dividing: (A) the aggregate of: (I) the product of the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering and the price at which such Common Shares are offered; and, if the Rights Offering is in respect of securities convertible into or exchangeable for Common Shares (in which case (A) (I) will not apply to such securities), (II) the product of the exchange or conversion price of such securities exchangeable for or convertible into Common Shares and the number of Common Shares for or into which such securities issued or subscribed for pursuant to the Rights Offering during the Rights Period could have been exchanged or converted; by (B) the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

     (b)  the denominator of which will be the aggregate of:

          (i) the number of Common Shares outstanding as of the record date for the Rights Offering; and

          (ii) the aggregate of: (I) the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering; and, if the Rights Offering is in respect of securities convertible into or exchangeable for Common Shares (in which case (ii)(I) will not apply to such securities), (II) the number of Common Shares for or into which such securities exchangeable for or convertible into Common Shares issued or subscribed for pursuant to the Rights Offering during the Rights Period could have been exchanged or converted.

A Warrant Holder who has exercised Warrants during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for the Rights Offering will, in addition to the Common Shares to which that Warrant Holder would otherwise be entitled upon such exercise, be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, between the Exercise Price in effect immediately prior to the end of such Rights Offering and the Exercise Price as adjusted for such Rights Offering pursuant to this subsection is multiplied by the number of Common Shares received upon the exercise of Warrants by the Warrant Holder during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection. Such additional Common Shares will be deemed to have been issued to the Warrant Holder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to the Warrant Holder within ten (10) business days following the end of the Rights Period. To the extent that any such rights, options or warrants are not so exercised on or before the expiry thereof, the Exercise Price will be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or the securities convertible into or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

     (4) If and whenever, at any time after the date hereof and prior to the Expiry Time, the Company fixes a record date for the issue or the distribution to all or substantially all the holders of Common Shares of: (a) securities of the Company, including, for greater certainty, rights, options or warrants to acquire securities of the Company or any of its property or assets and including evidences of indebtedness; or (b) any property or other assets, including evidences of indebtedness, and if such issuance or distribution does not constitute a dividend paid in the ordinary course, a Common Share Reorganization or a Rights Offering (any of such nonexcluded events hereinafter referred to as a "Special Distribution"), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

     (a)  the numerator of which will be:

          (i) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

          (ii) the fair market value, as determined by the board of directors of the Company (whose determination will be conclusive), to the holders of Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

     (b) the denominator of which will be the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date.

To the extent that any Special Distribution is not so made, the Exercise Price will be immediately readjusted, with retroactive effect to the record date, to the Exercise Price which would then be in effect based upon such securities or property or other assets as actually distributed.

     (5) If and whenever at any time after the date hereof and prior to the Expiry Time, there is a reclassification of the Common Shares at any time outstanding or a change or exchange of the Common Shares into or for other shares or into or for other securities or any other capital reorganization (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Company with or into any other company or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change or exchange of the Common Shares into or for other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events hereinafter referred to as a "Capital Reorganization"), the Warrant Holder who exercises Warrants held after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration, in lieu of the number of Common Shares to which such Warrant Holder was previously entitled, the aggregate number of shares, other securities or other property which such Warrant Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Warrant Holder had been the registered holder of the number of Common Shares to which the Warrant Holder was previously entitled upon such exercise. The Company will take all steps necessary to ensure that, on an exercise of Warrants following a Capital Reorganization, the Warrant Holder will receive the aggregate number of shares, other securities or other property to which the Warrant Holder is entitled as a result of the Capital Reorganization. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the Warrant Holder, such that the provisions set forth in this Warrant Certificate will thereafter correspondingly be made applicable as nearly as practicable in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrants.

     (6) If the purchase price provided for in any rights, options or warrants (the "RIGHTS OFFERING PRICE") referred to in subsection 2(3) or 2(4) of this Schedule "A" is decreased, the Exercise Price will forthwith be changed so as to decrease the Exercise Price to the Exercise Price that would have been obtained if the adjustment to the Exercise Price made under subsection 2(3) or 2(4), as the case may be, with respect to such rights, options or warrants had been made on the basis of the Rights Offering Price as so decreased, provided that the terms of this subsection will not apply to any decrease in the Rights Offering Price resulting from terms in any such rights, options or warrants designed to prevent dilution except to the extent that the resulting decrease in the Exercise Price under this subsection would be greater than the decrease, if any, in the Exercise Price to be made under the terms of this Schedule "A" by virtue of the occurrence of the event giving rise to such decrease in the Rights Offering Price.

     (7) In any case in which this section 2 of this Schedule "A" shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Warrant Holder, if any Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to the Warrant Holder an appropriate instrument evidencing the Warrant Holder's right to receive such additional Common Shares upon the occurrence of such event and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the date of exercise of such Warrants or such later date on which the Warrant Holder would, but for the provisions of this subsection 2(7), have become the holder of record of such additional Common Shares.

     (8) If and whenever at any time after the date hereof and prior to the Expiry Time, there is an adjustment in the Exercise Price pursuant to the provisions of this Schedule "A", the number of Common Shares issuable upon the exercise of each Warrant hereunder will be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares previously issuable on the exercise thereof by a fraction the numerator of which will be the Exercise Price in effect immediately prior to such adjustment and the denominator of which will be the Exercise Price resulting from such adjustment.

3.   RULES REGARDING CALCULATION OF ADJUSTMENT OF EXERCISE PRICE

     For the purposes of section 2 of this Schedule "A":

     (1) The adjustments provided for in section 2 are cumulative and will be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this section 3.

     (2) No adjustment in the Exercise Price will be made in respect of any event described in section 2 of this Schedule "A", other than the events referred to in subsections 2(2)(c) and 2(2)(d), if the Warrant Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if it had exercised the Warrants prior to or on the effective date or record date of such event. Any such participation may be subject to the prior consent of each stock exchange on which the Common Shares are listed.

     (3) No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price, provided however, that any adjustment which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

     (4) If at any time a dispute arises with respect to adjustments provided for in section 2 of this Schedule, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Company and any such determination, absent manifest error, will by binding upon the

Company, the Warrant Holder and shareholders of the Company. The Company will provide such auditors or accountants with access to all necessary records of the Company.

     (5) If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan or pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

     (6) In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefore the date on which the Special Distribution or Rights Offering is effected.

     (7) Any adjustment to the Exercise Price under the terms of this Warrant Certificate is subject to any requisite approval of the stock exchange upon which the Common Shares are listed.

4.   NOTICE OF ADJUSTMENT AND CERTIFICATE

     (a)  The  Company   covenants   that,  so  long  as  the  Warrants   remain
          outstanding, it will give notice to the Warrant Holder of its intention to fix a record date for any event referred to in subsections 2(2), 2(3) or 2(4) of this Schedule "A" which may give rise to an adjustment in the Exercise Price, and such notice shall specify the particulars of such event and the record date and the effective date for such event, provided that the Company shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than fourteen (14) days prior to the applicable record date.

     (b) The Company shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in section 2 of this Schedule "A", deliver a notice to the Warrant Holder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby including the resulting Exercise Price and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5.   COMPANY TO RESERVE SHARES; FURTHER ASSURANCES

     (a) The Company covenants that it will, until the Expiry Time, reserve and keep available out of its authorized Common Shares (if the number thereof is or becomes limited) solely for the purpose of issue upon the exercise of Warrants as provided herein, and issue to Warrant Holders who may exercise their subscription rights hereunder, such number of Common Shares as shall then be issuable upon the exercise of all outstanding Warrants, and that all such Common Shares shall be listed on the TSX Venture Exchange and/or any other stock exchange on which the Common Shares are then listed for trading upon their issuance. All Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable common shares of the Company.

     (b) The Company covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances as may be reasonably required for the better accomplishing and effecting of the provisions of this Warrant Certificate.

6.   NOTICE

     (a) Any notice to the Company hereunder shall be validly given if delivered by personal delivery or courier to the Company to the attention of the President at the Company's Address and any notice so delivered shall be deemed to be validly given when delivered.

     (b) Unless herein otherwise expressly provided, any notice to be given to the Warrant Holder hereunder shall be validly given if delivered by personal delivery or courier addressed to the Warrant Holder at its address appearing on the records of the Company and any notice so delivered shall be deemed to be validly given when delivered. In determining under any provision hereof the date when notice of any meeting or other event must be given, the date of giving notice shall be excluded and the date of the meeting or other event shall be included.

7.   NO FRACTIONAL SHARES

     Notwithstanding any adjustment provided for in section 2 of this Schedule, the Company will not be required upon the exercise of any Warrants to issue fractional Common Shares in satisfaction of its obligations hereunder and the Warrant Holder understands and agrees that, in satisfaction of its right to otherwise have received a fraction of a Common Share, the Company will pay to the Warrant Holder by cheque the amount obtained when the fraction of a Common Share to which the Warrant Holder would be entitled is multiplied by the Current Market Price on the effective date or record date, as the case may be, of such adjustment, if such amount is greater than $5.

                   SCHEDULE "D" TO THE SUBSCRIPTION AGREEMENT

                                                            Certificate No. K-B1

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 30, 2005.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL OCTOBER 30, 2005.

                                                                      Void after
                                                                  June 29, 2007.

                                NON-TRANSFERABLE

                       COMMON SHARE PURCHASE WARRANTS "B"
                       ----------------------------------

                                ENTREE GOLD INC.
                                (the "Company")

This certificate (the "Warrant Certificate") is to certify that, for value received, KENNECOTT CANADA EXPLORATION INC. (the "Warrant Holder") is the holder of 5,665,730 common share purchase warrants "B" (the "Warrants") of the Company. For each TWO (2) Warrants, the Warrant Holder has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, one (1) common share without par value (individually, a "Share" and collectively, the "Shares") in the capital of the Company. The Shares may be purchased hereunder at a price of $3.00 (Canadian) per Share unless otherwise adjusted pursuant to the terms hereof (the "Exercise Price"), at any time up to 5:00 p.m. local time in Vancouver, British Columbia on June 29, 2007. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the Exercise Price within the times set forth above by:

     (a) completing and executing the Subscription Form attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;

     (b) surrendering this Warrant Certificate, together with a completed Subscription Form, to Pacific Corporate Trust Company (the "Transfer Agent"), at 10th Floor, 625 Howe Street, Vancouver, British Columbia V6C 3B8; and

     (c) paying to the Transfer Agent, the appropriate Exercise Price, in Canadian funds, for the number of Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a Canadian Chartered Bank) payable to the Company in Vancouver, British Columbia.

Upon surrender and payment as hereinbefore provided, the Company will issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the Subscription Form, a certificate or certificates evidencing the number of Shares subscribed for. If the Warrant Holder exercises a number of Warrants which is less than the number of Warrants represented by this Warrant Certificate, the Company will forthwith cause to be delivered to the Warrant Holder a further warrant certificate in respect of the balance of the Warrants represented by this Warrant Certificate not then being exercised.

Schedule "A" forms part of this Warrant Certificate and, without limitation, the Warrant Holder shall be entitled to the additional rights contained in Schedule "A".

In the event of the consolidation, amalgamation, arrangement, merger or transfer of all or substantially all of the undertaking or assets of the Company to another corporation (the "successor corporation"), the successor corporation shall be bound by all the provisions hereof including the due and punctual performance of all covenants of the Company and contemporaneously upon the occurrence of such event, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Company) shall expressly assume, by a written instrument satisfactory in form to the Warrant Holder and executed and delivered to the Warrant Holder, acting reasonably, the due and punctual performance and observance of each and every covenant and condition of this Warrant Certificate to be performed and observed by the Company.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a shareholder of the Company.

The Company covenants to and agrees with the Warrant Holder that all Shares which may be issued upon the exercise of the Warrants will, upon issuance, be fully-paid and non-assessable.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in Vancouver, British Columbia on June 29, 2007 and from and after such time, the Warrants, this Warrant Certificate and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate may not be transferred, other than to an Affiliate of the Warrant Holder (as such term is defined in the Equity Participation Agreement dated June 17, 2005 between the Company and the Warrant Holder) in whole or in part, without the consent of the Company. No transfer of the Warrants to an Affiliate will be effective unless this Warrant Certificate, accompanied by a duly executed Transfer Form, together with such evidence of the genuineness of each endorsement, execution and authorization and of other matters as may reasonably be required by the Company, are delivered to the Company. The Company will forthwith cause to be delivered to the transferee a new warrant certificate in such transferee's name in respect of the Warrants so transferred. No transfer of the Warrants will be made if in the opinion of counsel to the Company addressed and delivered to the Company and the Warrant Holder such transfer would result in the violation of any applicable securities laws. If the Warrant Holder transfers a number of Warrants which is less than the number of Warrants represented by this Warrant Certificate, the Company will forthwith cause to be delivered to the Warrant Holder a further warrant certificate in respect of the balance of the Warrants represented by this Warrant Certificate not then being transferred.

Any Shares issued pursuant to the exercise of the Warrants prior to October 30, 2005 will bear the following legends:

     "Unless permitted under securities legislation, the holder of the securities shall not trade the securities before October 30, 2005."

     AND

     "Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until October 30, 2005."

The Warrants represented by this Warrant Certificate may not be exercised in the United States or by or on behalf of a U.S. Person or person in the United States unless the Warrant Holder has delivered to the

Company a written opinion of counsel reasonably satisfactory to the Company to the effect that the exercise of the Warrants by the Warrant Holder is not subject to registration under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States. Any Shares that are issued, pursuant to written opinion of counsel, upon exercise of the Warrants in the United States or by or on behalf of a U.S. person or person in the United States will bear a restrictive United States legend in a form satisfactory to the Company and the Transfer Agent. The terms "United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

Time will be of the essence hereof. This Warrant Certificate will be subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed as of the 29th day of June 2005.

ENTREE GOLD INC.

Per:


--------------------------------------
Authorized Signatory

                               SUBSCRIPTION FORM

To:       Entree Gold Inc. (the "Company")
And to:   the directors thereof
And to:   Pacific Corporate Trust Company

Pursuant to the common share purchase warrants "B" (the "Warrants") issued the 29th day of June 2005, the undersigned (the "Subscriber") hereby subscribes for and agrees to take up ___________________ common shares without par value (the "Shares") in the capital of the Company, at a price of $3.00 (Canadian) per Share for the aggregate sum of $______________ (the "Subscription Funds"), and encloses herewith a certified cheque or bank draft payable to the Company in full payment of the Shares. The Subscriber represents and warrants that it is not a U.S. person, did not receive the offer to purchase the Shares in the United States, did not execute this Subscription Form in the United States and is not purchasing the Shares for the account or benefit of a U.S. Person or person in the United States. "United States" and "U.S. Person" are as defined in Regulation S under the United States Securities Act of 1933, as amended.

The undersigned hereby requests that:

     (a)  the Shares be allotted to the undersigned;

     (b) the name and address of the undersigned as shown below be entered in the central securities register - of the Company;

     (c)  the   Shares  be  issued  to  the   undersigned   as  fully  paid  and
          non-assessable common shares of the Company; and

     (d) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this ________ day of _________________, 200__.

DIRECTION AS TO REGISTRATION:

(NAME AND ADDRESS EXACTLY AS YOU WISH THEM TO APPEAR ON YOUR SHARE CERTIFICATE AND IN THE CENTRAL SECURITIES REGISTER.)

Full Name:
               -----------------------------------------------------------------

Full Address:

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Signature:
               -----------------------------------------------------------------

Title of Signatory:
                    ------------------------------------------------------------

                                 TRANSFER FORM

TO:  ENTREE GOLD INC.
     Suite 1201 - 1166 Alberni  Street, Vancouver,  British Columbia,  V6E 3Z3

                           CERTIFICATE OF TRANSFEROR

The undersigned holder of the attached Warrant Certificate hereby sells, assigns and transfers to _______________________________ [NAME OF TRANSFEREE],
__________________________ [NUMBER OF WARRANTS] Warrants of Entree Gold Inc. (the "Company") registered in the name of the undersigned on the records of the Company represented by the attached Warrant Certificate and irrevocably appoints _________________________, the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

DATED  this ________ day of ________________, 200_____.


-----------------------------------       --------------------------------------
SIGNATURE GUARANTEED                      SIGNATURE OF TRANSFEROR

                           CERTIFICATE OF TRANSFEREE

The undersigned certifies as follows (check only one):

A [_] The undersigned is not in the United States, is not acquiring the Warrants for the account or benefit of a person in the United States or a U.S. Person, was not offered the Warrants in the United States and was not in the United States when it agreed to acquire the Warrants; or

B  [_]  Submits  herewith   evidence  that  the  transfer  of  Warrants  to  the
        undersigned does not require registration under the United States Securities Act of 1933, as amended, or any applicable securities laws, it being understood that such evidence must be satisfactory in form and substance to the Company.

DATED  this ________ day of ________________, 200_____.


                                          --------------------------------------
                                          SIGNATURE OF TRANSFEREE

Instructions:

a. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

b.   Warrants shall only be  transferable in accordance with applicable laws and
     are  subject  to  the  terms  and  conditions   contained  in  the  Warrant
     Certificate to which this Transfer Form is scheduled.

c. The signature of the Transferor on this Transfer Form must be guaranteed by a Canadian chartered bank, Canadian trust company, or a member of a recognized Medallion Guarantee program. The guarantor, in the case of a bank or trust company, must affix a stamp bearing the actual words:
     "SIGNATURE GUARANTEED".

                                  SCHEDULE "A"

                             ADDITIONAL PROVISIONS
                             ---------------------

1.   DEFINITIONS

     In this Warrant Certificate:

     (a)  "Common Shares" means the common shares in the capital of the Company;

     (b) "Current Market Price" per Common Share at any date means the weighted average closing price of the Common Shares on the TSX Venture Exchange or, if the Common Shares in respect of which a determination of Current Market Price is being made are not then listed thereon, on such stock exchange on which the Common Shares are then listed which has the highest aggregate trading volume, for the ten (10) consecutive trading days prior to the applicable date and if the Common Shares have not traded during such period, then the Current Market Price will be as determined by the directors of the Company acting reasonably and in good faith;

     (c) "Expiry Time" means 5:00 p.m. local time in Vancouver, British Columbia on June 29, 2007.

2.   ADJUSTMENT OF EXERCISE RIGHTS

     (1) The Exercise Price will be subject to adjustment from time to time in the events and in the manner provided as follows. The adjustments to the Exercise Price will only have effect with respect to subscriptions where the Subscription Form, together with the aggregate Exercise Price, is delivered to the Company after the effective date or record date of such adjustments, as the case may be.

     (2) If and whenever, at any time after the date hereof and prior to the Expiry Time, the Company:

     (a) issues Common Shares (or securities convertible into or exchangeable for Common Shares) to holders of Common Shares as a stock dividend or other distribution (other than dividends paid in the ordinary course);

     (b) subdivides its outstanding Common Shares into a greater number of Common Shares; or

     (c) consolidates its outstanding Common Shares into a smaller number of Common Shares;

(any of such events in paragraphs (a), (b) and (c) being hereinafter referred to as a "Common Share Reorganization"), then the Exercise Price will be adjusted, effective immediately after the effective date or record date for the occurrence of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which will be the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which will be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities convertible into or exchangeable for Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been converted into or exchanged for Common Shares on such effective date or record date).

     (3) If and whenever, at any time after the date hereof and prior to the Expiry Time, the Company fixes a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than forty-five (45) days after the date of such issue (the "Rights Period"), to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per Common Share to the holder (or at a conversion or exchange price per Common Share during the Rights Period to the holder in the case of securities convertible into or exchangeable for Common Shares) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events hereinafter referred to as a "Rights Offering"), then the Exercise Price will be adjusted, effective immediately after the end of the Rights Period, to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

     (a)  the numerator of which will be the aggregate of:

          (i) the number of Common Shares outstanding as of the record date for the Rights Offering; and

          (ii) a number determined by dividing: (A) the aggregate of: (I) the product of the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering and the price at which such Common Shares are offered; and, if the Rights Offering is in respect of securities convertible into or exchangeable for Common Shares (in which case (A) (I) will not apply to such securities), (II) the product of the exchange or conversion price of such securities exchangeable for or convertible into Common Shares and the number of Common Shares for or into which such securities issued or subscribed for pursuant to the Rights Offering during the Rights Period could have been exchanged or converted; by (B) the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

          (b)  the denominator of which will be the aggregate of:

               (i) the number of Common Shares outstanding as of the record date for the Rights Offering; and

               (ii) the  aggregate of: (I) the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering; and, if the Rights Offering is in respect of securities convertible into or exchangeable for Common Shares (in which case (ii) (I) will not apply to such securities), (II) the number of Common Shares for or into which such securities exchangeable for or convertible into Common Shares issued or subscribed for pursuant to the Rights Offering during the Rights Period could have been exchanged or converted.

A Warrant Holder who has exercised warrants during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for the Rights Offering will, in addition to the Common Shares to which that Warrant Holder would otherwise be entitled upon such exercise, be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, between the Exercise Price in effect immediately prior to the end of such Rights Offering and the Exercise Price as adjusted for such Rights Offering pursuant to this subsection is multiplied by the number of Common Shares received upon the exercise of Warrants by the Warrant Holder during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection. Such additional Common Shares will be deemed to have been issued to the Warrant Holder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to the Warrant Holder within ten (10) business days following the end of the Rights Period. To the extent that any such rights, options or warrants are not so exercised on or before the expiry thereof, the Exercise Price will be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or the securities convertible into or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

     (4) If and whenever, at any time after the date hereof and prior to the Expiry Time, the Company fixes a record date for the issue or the distribution to all or substantially all the holders of Common Shares of: (a) securities of the Company, including, for greater certainty, rights, options or warrants to acquire securities of the Company or any of its property or assets and including evidences of indebtedness; or (b) any property or other assets, including evidences of indebtedness, and if such issuance or distribution does not constitute a dividend paid in the ordinary course, a Common Share Reorganization or a Rights Offering (any of such nonexcluded events hereinafter referred to as a "Special Distribution"), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

     (a)  the numerator of which will be:

          (i) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

          (ii) the fair market value, as determined by the board of directors of the Company (whose determination will be conclusive), to the holders of Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution: and

     (b) the denominator of which will be the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date.

To the extent that any Special Distribution is not so made, the Exercise Price will be immediately readjusted, with retroactive effect to the record date, to the Exercise Price which would then be in effect based upon such securities or property or other assets as actually distributed.

     (5) If and whenever at any time after the date hereof and prior to the Expiry Time, there is a reclassification of the Common Shares at any time outstanding or a change or exchange of the Common Shares into or for other shares or into or for other securities or any other capital reorganization (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Company with or into any other company or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change or exchange of the Common Shares into or for other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events hereinafter referred to as a "Capital Reorganization"), the Warrant Holder who exercises Warrants held after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration, in lieu of the number of Common Shares to which such Warrant Holder was previously entitled, the aggregate number of shares, other securities or other property which such Warrant Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Warrant Holder had been the registered holder of the number of Common Shares to which the Warrant Holder was previously entitled upon such exercise. The Company will take all steps necessary to ensure that, on an exercise of Warrants following a Capital Reorganization, the Warrant Holder will receive the aggregate number of shares, other securities or other property to which the Warrant Holder is entitled as a result of the Capital Reorganization. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the Warrant Holder, such that the provisions set forth in this Warrant Certificate will thereafter correspondingly be made applicable as nearly as practicable in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrants.

     (6) If the purchase price provided for in any rights, options or warrants (the "RIGHTS OFFERING PRICE") referred to in subsection 2(3) or 2(4) of this Schedule "A" is decreased, the Exercise Price will forthwith be changed so as to decrease the Exercise Price to the Exercise Price that would have been obtained if the adjustment to the Exercise Price made under subsection 2(3) or 2(4), as the case may be, with respect to such rights, options or warrants had been made on the basis of the Rights Offering Price as so decreased, provided that the terms of this subsection will not apply to any decrease in the Rights Offering Price resulting from terms in any such rights, options or warrants designed to prevent dilution except to the extent that the resulting decrease in the Exercise Price under this subsection would be greater than the decrease, if any, in the Exercise Price to be made under the terms of this Schedule "A" by virtue of the occurrence of the event giving rise to such decrease in the Rights Offering Price.

     (7) In any case in which this section 2 of this Schedule "A" shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Warrant Holder, if any Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to the Warrant Holder an appropriate instrument evidencing the Warrant Holder's right to receive such additional Common Shares upon the occurrence of such event and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the date of exercise of such Warrants or such later date on which the Warrant Holder would, but for the provisions of this subsection 2(7), have become the holder of record of such additional Common Shares.

     (8) If and whenever at any time after the date hereof and prior to the Expiry Time, there is an adjustment in the Exercise Price pursuant to the provisions of this Schedule "A", the number of Common Shares issuable upon the exercise of each Warrant hereunder will be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares previously issuable on the exercise thereof by a fraction the numerator of which will be the Exercise Price in effect immediately prior to such adjustment and the denominator of which will be the Exercise Price resulting from such adjustment.

3.   RULES REGARDING CALCULATION OF ADJUSTMENT OF EXERCISE PRICE

     For the purposes of section 2 of this Schedule "A":

     (1) The adjustments provided for in section 2 are cumulative and will be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this section 3.

     (2) No adjustment in the Exercise Price will be made in respect of any event described in section 2 of this Schedule "A", other than the events referred to in subsections 2(2)(c) and 2(2)(d), if the Warrant Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if it had exercised the Warrants prior to or on the effective date or record date of such event. Any such participation may be subject to the prior consent of each stock exchange on which the Common Shares are listed.

     (3) No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price, provided however, that any adjustment which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

     (4) If at any time a dispute arises with respect to adjustments provided for in section 2 of this Schedule, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Company and any such determination, absent manifest error, will by binding upon the

Company, the Warrant Holder and shareholders of the Company. The Company will provide such auditors or accountants with access to all necessary records of the Company.

     (5) If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan or pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

     (6) In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefore the date on which the Special Distribution or Rights Offering is effected.

     (7) Any adjustment to the Exercise Price under the terms of this Warrant Certificate is subject to any requisite approval of the stock exchange upon which the Common Shares are listed.

4.   NOTICE OF ADJUSTMENT AND CERTIFICATE

     (a)  The  Company   covenants   that,  so  long  as  the  Warrants   remain
          outstanding, it will give notice to the Warrant Holder of its intention to fix a record date for any event referred to in subsections 2(2), 2(3) or 2(4) of this Schedule "A" which may give rise to an adjustment in the Exercise Price, and such notice shall specify the particulars of such event and the record date and the effective date for such event, provided that the Company shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than fourteen (14) days prior to the applicable record date.

     (b) The Company shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in section 2 of this Schedule "A", deliver a notice to the Warrant Holder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby including the resulting Exercise Price and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5.   COMPANY TO RESERVE SHARES; FURTHER ASSURANCES

     (a) The Company covenants that it will, until the Expiry Time, reserve and keep available out of its authorized Common Shares (if the number thereof is or becomes limited) solely for the purpose of issue upon the exercise of Warrants as provided herein, and issue to Warrant Holders who may exercise their subscription rights hereunder, such number of Common Shares as shall then be issuable upon the exercise of all outstanding Warrants, and that all such Common Shares shall be listed on the TSX Venture Exchange and/or any other stock exchange on which the Common Shares are then listed for trading upon their issuance. All Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable common shares of the Company.

     (b) The Company covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances as may be reasonably required for the better accomplishing and effecting of the provisions of this Warrant Certificate.

6.   NOTICE

     (a) Any notice to the Company hereunder shall be validly given if delivered by personal delivery or courier to the Company to the attention of the President at the Company's Address and any notice so delivered shall be deemed to be validly given when delivered.

     (b) Unless herein otherwise expressly provided, any notice to be given to the Warrant Holder hereunder shall be validly given if delivered by personal delivery or courier addressed to the Warrant Holder at its address appearing on the records of the Company and any notice so delivered shall be deemed to be validly given when delivered. In determining under any provision hereof the date when notice of any meeting or other event must be given, the date of giving notice shall be excluded and the date of the meeting or other event shall be included.

7.   NO FRACTIONAL SHARES

     Notwithstanding any adjustment provided for in section 2 of this Schedule, the Company will not be required upon the exercise of any Warrants to issue fractional Common Shares in satisfaction of its obligations hereunder and the Warrant Holder understands and agrees that, in satisfaction of its right to otherwise have received a fraction of a Common Share, the Company will pay to the Warrant Holder by cheque the amount obtained when the fraction of a Common Share to which the Warrant Holder would be entitled is multiplied by the Current Market Price on the effective date or record date, as the case may be, of such adjustment, if such amount is greater than $5.